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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) December 15, 1997

           American Express Credit Account Master Trust
                   (Issuer in respect of the
      Class A Series 1996-1 6.80% Asset Backed Certificates, Class B Series 1996-1 6.95% Asset Backed Certificates, Class A Series 1997-1 6.40% Asset Backed Certificates
       and Class B 1997-1 6.55% Asset Backed Certificates)

                  American Express Centurion Bank
            Co-Originator of the Trust and a Transferor
      ----------------------------------------------------
          (Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------       -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                    84047
-------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000
                                                     --------------

       American Express Receivables Financing Corporation II
            Co-Originator of the Trust and a Transferor
       -----------------------------------------------------

        Delaware                   000-20787           13-3854638
        --------                   ---------           ----------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                     10285
------------------------------------                     -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212) 640-4473
                                                     --------------
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Item 5.  Other Events

A.   Monthly Servicer's Certificate.

     On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1
6.95% Asset Backed Certificates (the "1996-1 Class A Certificates" and the "1996-1 Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the 1996-1 Class A Certificates and the 1996-1 Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

     On August 7, 1997, the Trust issued $865,000,000 Class A Series 1997-1 6.40% Asset Backed Certificates and $60,000,000 Class B Series 1997-1 6.55% Asset Backed Certificates (the "1997-1 Class A Certificates" and the "1997-1 Class B Certificates", respectively, and collectively, the "Series 1997-1 Certificates"), offered pursuant to a Prospectus Supplement dated August 21, 1997 to Prospectus dated August 21, 1997 and issued under the Agreement dated as of May 16, 1996, and the Series
1997-1 Supplement dated as of August 7, 1997, to the Agreement (the "Series 1997-1 Supplement"). Interest on the Series 1997-1 Certificates accrues from August 28, 1997 and is payable on October 15, 1997 and on the fifteenth day of each month thereafter each of which is a Distribution Date as defined above. Principal with respect to the 1997-1 Class A Certificates and the 1997-1 Class B Certificates is scheduled to be distributed on the September 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1997-1 Supplement.

     The Monthly Servicer's Certificate for the December 15, 1997
Distribution Date covering the Monthly Period October 26, 1997 to
November 24, 1997, is filed as Exhibit 20.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (a) Not applicable.

             (b) Not applicable.

             (c) Exhibits:

           20.1 Series 1996-1 and Series 1997-1 Monthly Servicer's Certificate for the December 15, 1997
                Distribution Date.



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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:   December 15, 1997


                              AMERICAN EXPRESS CREDIT ACCOUNT
                              MASTER TRUST




                              AMERICAN EXPRESS CENTURION BANK,
                              TRANSFEROR


                              By:    /s/ Rhonda Halpern
                                     _________________________
                              Name:   Rhonda Halpern
                              Title:  Chief Financial Officer and
                                      Treasurer


                              AMERICAN EXPRESS RECEIVABLES
                              FINANCING CORPORATION II, TRANSFEROR


                              By:    /s/ Leslie R. Scharfstein
                                     _________________________
                              Name:   Leslie R. Scharfstein
                              Title:  President






















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                           EXHIBIT INDEX


Designation                 Description                         Page
-----------                 -----------                         ----

Exhibit 20.1         Series 1996-1 and Series 1997-1              5
                     Monthly Servicer's Certificate
                     for the December 15, 1997
                     Distribution Date.
















































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